SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
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       Date of Report (Date of earliest event reported): AUGUST 2, 2005
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                             Pegasus Air Group, Inc.
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             (Exact name of registrant as specified in its charter)


         NEVADA                    333-118862                 20-0575642
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(State or jurisdiction of          (Commission             (I.R.S. Employer
     incorporation or              File Number)          Identification Number)
      organization)





           8910 N. Dale Mabry Hwy., Ste. 37, Tampa, Florida     33614
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         (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code: (813) 932-6822
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
ITEM 5.02   APPOINTMENT OF PRINCIPAL OFFICERS
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     On August 2, 2005, the Registrant accepted the resignation of its
President, Chief Executive Officer, and Board member Andrew L. Jones.

Mr. Jones cited time constraints and his desire to focus more time on other unrelated business pursuits.

     A copy Mr. Jones's letter of resignation is attached hereto as Exhibit 17.1 and is hereby incorporated by reference.

     In addition to Mr. Jones's resignation, on August 2, 2005 the Registrant accepted the appointment of Alfred Delisle as President, Chief Executive Officer, and to the Board.

ALFRED W. DELISLE, 40, is our President and Chief Executive Officer and was appointed to our Board of Directors in August 2005. Mr. Delisle concurrently serves as the Secretary and Treasurer and as a member of the Board of Directors of Stag Financial Group, Inc., an international management and financial consulting firm based in Tampa, Florida. He has held these positions with Stag Financial Group since January 2001. Because of Mr. Delisle's affiliation with Stag Financial Group, which has assisted Pegasus with becoming a fully-reporting company with the Securities and Exchange Commission, he is knowledgeable of Pegasus's development and operations since its inception. Mr. Delisle has over four years experience in the financial services industry both as a management and financial consultant with Stag Financial Group and as registered representative while he possessed a Series 7 license with the National Association of Securities Dealers (NASD). Formerly Mr. Delisle worked for New England Financial, a MetLife affiliate from April 2002 until December of 2003, and previously with American Express Financial Advisors from September 2001
through April of 2002.   Mr. Delisle also has over 10 years experience in
channel sales management of value added resellers and system integrators within the IT industry. Prior to this he co-founded in August 1997 Anything Internet Corporation, which is now called Inform Worldwide Holdings, Inc. (OTC: IWWH).
At Inform Worldwide he served as a Director and Channel Development Manager. He was also responsible for assisting Inform Worldwide develop an effective investor relations program. Mr. Delisle left Inform Worldwide in early July 2001 to become an independent business consultant. Prior to co-founding Inform Worldwide, Mr. Delisle worked at a variety of positions for Tech Data Corporation, the second largest wholesale distributor of IT computer products and solutions in the United States. Mr. Delisle holds a Bachelor of Science Degree in Business Administration from Babson College and a Certificate in Strategies for E-Business Success from the Management Development Institute at Eckerd College in St. Petersburg, Florida. Mr. Delisle is also licensed by the Florida Department of Insurance with a Life and Health License. Mr. Delisle expects to spend approximately 25% of his time working on our business.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
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(c)           Exhibit.

17.1          Andrew L. Jones's Resignation Letter dated August 2, 2005.


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Statements made in this Form 8-K, as well as statements made by the Company in periodic filings with government entities, press releases and other public communications, that reflect management's current assumptions and estimates of future performance are forward-looking statements made in reliance upon the safe-harbor provisions of the Private Securities Litigation Act of 1995. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those projected, stated or implied by the statements.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PEGASUS AIR GROUP, INC.
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                                    (Registrant)



Date: August 4, 2005                /s/ Alfred W. Delisle
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                                    Alfred W. Delisle
                                    President and Chief Executive Officer